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                                                              EXHIBIT 10(K)(8)

                             UNCONDITIONAL GUARANTY

                                                       December 30, 1998


Koger Equity, Inc.
8880 Freedom Crossing Trail
Jacksonville, Florida 32256
("Borrower")

Koger Real Estate Services, Inc.
8880 Freedom Crossing Trail
Jacksonville, Florida 32256

Southeast Properties Holding Corporation
8880 Freedom Crossing Trail
Jacksonville, Florida 32256
(collectively, "Guarantor")

First Union National Bank,
  as Agent for the Lenders
One First Union Center
301 South College Street
Charlotte, North Carolina 28288
(hereinafter referred to as "Agent")

To induce Agent to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, and in consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, Guarantor hereby absolutely, irrevocably for the benefit of the Lenders (as defined in the Loan Agreement) and unconditionally guarantees to Agent and its successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of Borrower to Agent, under the Second Amended and Restated Revolving Credit Loan Agreement by and between Borrower, Agent, and the Lenders (as defined therein) dated as of December 30, 1998 (the "Loan Agreement"), or under any promissory note in favor of any of the Lenders issued in connection with the Loan Agreement, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter contracted or acquired, and all modifications, extensions or renewals thereof, including without limitation all principal, interest, charges, and costs and expenses incurred thereunder (including attorneys' fees and other costs of collection incurred, regardless of whether suit is commenced) (collectively, the "Guaranteed Obligations").
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Guarantor further covenants and agrees:

GUARANTORS' LIABILITY. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection. This Guaranty does not impose any obligation on Agent to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by Agent or any Lender, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give the Agent or any Lender additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to Agent or any Lender by Guarantor; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to Agent or any Lender and other guaranties of the Guaranteed Obligations.

APPLICATION OF PAYMENTS, BANK LIEN AND SET-OFF. Monies received from any source by Agent or any Lender for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by Agent or any Lender. If a Default occurs, Agent or any Lender is authorized to exercise its right of set-off or to foreclose its lien against the any funds of Guarantor held by Agent or any Lender, without advance notice.

CONSENT TO MODIFICATIONS. GUARANTOR CONSENTS AND AGREES THAT AGENT MAY FROM TIME TO TIME, IN ITS SOLE DISCRETION, WITHOUT AFFECTING, IMPAIRING, LESSENING OR RELEASING THE OBLIGATIONS OF GUARANTOR HEREUNDER: (a) extend or modify the time, manner, place or terms of payment or performance and/or otherwise change or modify the credit terms of the Guaranteed Obligations; (b) increase, renew, or enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with Agent or any Lender; (e) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by Agent or any Lender in connection with the Guaranteed Obligations; and (f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to Agent or any Lender; all in such manner and upon such terms as Agent may deem appropriate, and without notice to or further consent from Guarantor. No invalidity, irregularity, discharge or unenforceability of, or action or omission by Agent relating to any part of, the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.



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WAIVERS AND ACKNOWLEDGMENTS. GUARANTOR WAIVES AND RELEASES THE FOLLOWING
RIGHTS, DEMANDS, AND DEFENSES that such Guarantor may have with respect to Agent or any Lender and collection of the Guaranteed Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from Borrower or any other person liable thereon, and in foreclosure of any security interest serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that Agent or any Lender make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against any Guarantor with respect to the Guaranteed Obligations, including any such rights Guarantor might otherwise have had under any applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor; (d) that Agent or any Lender preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at a particular time; (e) notice of extensions, modifications, renewals, or novations of the Guaranteed Obligations, of any new transactions or other relationships between Agent, any Lender, Borrower and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Borrower or any other guarantor; (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever; (g) the right to assert against Agent or any Lender any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to Agent or any Lender; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of Agent's or any Lender's lien on any collateral, of the Loan Documents, or of any other guaranties held by Agent or any Lender; (i) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (j) the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that Guarantor has relied upon its own due diligence in making its own independent appraisal of Borrower, Borrower's business affairs and financial condition, and any collateral; Guarantor will continue to be responsible for making its own independent appraisal of such matters; and Guarantor has not relied upon and will not hereafter rely upon Agent or any Lender for information regarding Borrower or any collateral.

INTEREST. Regardless of any other provision of this Guaranty or other Loan Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, at the time performance of such provision will be due, then ipso facto, the obligation to be fulfilled will be reduced



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to the maximum limit of such validity, and if for any circumstances whatsoever
Agent will ever receive interest, the amount of which would exceed the highest lawful rate, such amount which would be excessive interest will be applied to the reduction of the principal balance remaining unpaid under the Guaranteed Obligations, and not to the payment of interest. At all times thereafter the rate of interest in effect will continue at such maximum rate until otherwise adjusted in accordance with the terms of this Guaranty and the Loan Agreement.

ATTORNEY'S FEES AND OTHER COSTS OF COLLECTION. Guarantor shall pay all of Agent's and any Lender's reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

MISCELLANEOUS. (a) ASSIGNMENT. This Guaranty and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Agent's interests in and rights under this Guaranty and the other Loan Documents are freely assignable, in whole or in part, by Agent. Any assignment shall not release Guarantor from the Guaranteed Obligations. (b) APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Guaranty and the other Loan Documents shall be governed by and construed under the laws of the State of North Carolina. If the terms of this Guaranty should conflict with the terms of any commitment letter that survives closing, the terms of this Guaranty shall control. (c) JURISDICTION. Guarantor irrevocably agrees to non-exclusive personal jurisdiction in the State of North Carolina. (d) SEVERABILITY. If any provision of this Guaranty or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other document. (e) NOTICES. Any notices to Guarantor shall be sufficiently given, if in writing and mailed or delivered to Guarantor's address shown above or such other address as provided hereunder, and to Agent, if in writing and mailed or delivered to Agent's office address shown above or such other address as Agent may specify in writing from time to time. In the event that Guarantor changes its address at any time prior to the date the Guaranteed Obligations are paid in full, Guarantor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.
(f) PLURAL; CAPTIONS. All references in the Loan Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. (g) BINDING CONTRACT. Guarantor, by execution of and Agent by acceptance of this Guaranty, agree that each



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party is bound to all terms and provisions of this Guaranty. (h) AMENDMENTS,
WAIVERS AND REMEDIES. No waivers, amendments or modifications of this Guaranty and the other Loan Documents shall be valid unless in writing and signed by an officer of Agent. No waiver by Agent of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Agent in exercising any right, power, or privilege granted pursuant to this Guaranty and the other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to Agent with respect to this Guaranty and the other Loan Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. (i) PARTNERSHIPS. If Guarantor is or becomes a partnership, the obligations, liabilities and agreements on the part of such Guarantor shall remain in full force and effect and fully applicable notwithstanding any changes in the individuals comprising the partnership. The term "Guarantor" includes any altered or successive partnerships, and predecessor partnership(s) and the partners shall not be released from any obligations or liabilities hereunder.
(j) LOAN DOCUMENTS. The term "Loan Documents" refers to all documents executed in connection with the Guaranteed Obligations and may include, without limitation, that certain credit facility made available by Agent to Borrower pursuant to that certain Second Amended and Restated Revolving Credit Loan Agreement as of December 30, 1998 between Agent and Borrower and the other documents relating thereto, any commitment letters that survive closing, other loan agreements, other guaranty agreements, security agreements, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, letters of credit and any amendments or supplements thereto(excluding swap agreements as defined in 11 U.S. Code ss. 101).

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty and other Loan Documents ("Disputes") between or among parties to this Guaranty shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Guaranty.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the City of Charlotte, State of North Carolina. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less



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than $1,000,000.00. All applicable statutes of limitation shall apply to any
Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, Agent and Guarantor agrees to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Agent and Guarantor shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property;
(iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Guarantor and Agent agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

CONFLICT WITH CREDIT AGREEMENT. This Unconditional Guaranty is being executed in connection with the Loan Agreement. In the event of a conflict between the terms of the Loan Agreement and this Unconditional Guaranty, the terms of the Loan Agreement shall prevail.



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IN WITNESS WHEREOF, Guarantor, on the day and year first written above, has caused this Unconditional Guaranty to be executed and delivered by a duly authorized officer thereof.

Koger Real Estate Services, Inc.,
         a Florida corporation
Taxpayer ID No:  59-3213613



By    /s/   W. Lawrence Jenkins
  -----------------------------------------------------
    Name:   W. Lawrence Jenkins
         ----------------------------------------------
    Title:  Corporate Secretary & Vice President
          ---------------------------------------------



Southeast Properties Holding Corporation,
         a Florida corporation
Taxpayer ID No:  59-3202967



By    /s/   W. Lawrence Jenkins
  -----------------------------------------------------
    Name:   W. Lawrence Jenkins
         ----------------------------------------------
    Title:  Corporate Secretary & Vice President
          ---------------------------------------------



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